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SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 42222E 10 3

                                  COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR
                    VALUE OF $.01 EACH OF THE COMMON STOCK OF

                             HEALTHWORLD CORPORATION

transferable on the books of the Corporation byo the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

                                  SECRETARY
                                   CHAIRMAN

COUNTERSIGNED AND REGISTERED:

                   AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE

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The Corporation will furnish without charge to each stockholder who so requests a copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as tenants
in common

UNIF GIFT MIN ACT-                    Custodian
                    (Cust)                                      (Minor)
                    under Uniform Gifts to Minors
                    Act
                        (State)
Additional abbreviations may also be used though not in the above list.
   For value received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

                         IDENTIFYING NUMBER OF ASSIGNEE
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
                                     Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
    THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
    (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
     DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITIONTO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.